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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         November 15, 2001
                                                 ----------------------------


                              Ellett Brothers, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    South Carolina                      000-21632               57-0957069
    --------------                      ---------               ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                        Identification)



                267 Columbia Avenue, Chapin, South Carolina 29036
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          (Address, Including Zip Code of Principal Executive Offices)


                                 (803) 345-3751
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.


         The funding of the consideration for the merger between the Company and Ellett Acquisition, Inc. (the "Acquirer") has been delayed. Under the merger agreement, all shares of the Company not owned by the Acquirer will be converted into the right to receive $3.20 in cash per share.


         As disclosed in the definitive proxy statement, the majority of such funding was expected to come from the Company's existing revolving credit facility (the "Revolver") with First Union National Bank (the "Lender"). After the mailing of the definitive proxy statement to the shareholders on September 27, 2001, a technical violation of one financial covenant contained in the Revolver occurred. Subsequent to the special meeting of shareholders held on October 26, 2001 at which the shareholders of the Company approved the merger, the Company was informed that the Lender, as a result of the technical violation, would not permit the merger consideration to be funded from the Revolver, even though the Company has sufficient excess available funds under the Revolver. The Company is currently working with the Lender to determine how the Lender would allow the funding to take place. In the event the Company is unsuccessful in obtaining the Lender's consent, the merger consideration is anticipated to be funded by a credit facility for which the Company has received proposals from other lenders.

         First Union National Bank has agreed to serve as the exchange agent for the transaction. As soon as reasonably practicable after the closing of the merger, the exchange agent has agreed to cause a Letter of Transmittal to be mailed to each public shareholder of the Company. The merger consideration to which a shareholder is entitled will be forwarded to the shareholder by the exchange agent after the properly completed and executed Letter of Transmittal and certificates evidencing the shares of common stock of the Company held by the shareholder are delivered to the exchange agent.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (c) Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELLETT BROTHERS, INC.


Date: November 15, 2001                     By: /S/ E. WAYNE GIBSON
                                               --------------------------------
                                            E. Wayne Gibson
                                            Secretary